As filed with the Securities and Exchange Commission on March 11, 1998

                                                                Registration No.

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT

                        Under The Securities Act of 1933

                          IKON OFFICE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

OHIO                                                    23-0334400
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                            _______________________

                            70 Valley Stream Parkway
                          Malvern, Pennsylvania  19355
              (Address of Principal Executive Offices) (Zip Code)
                            ________________________

                          IKON OFFICE SOLUTIONS, INC.
                         PARTNERS' STOCK PURCHASE PLAN
                           _________________________

                                Karin M. Kinney
                        Corporate Counsel and Secretary
                          IKON Office Solutions, Inc.
                                    Box 834
                       Valley Forge, Pennsylvania  19482
                    (Name and address of agent for service)
                                 (610) 296-8000
         (Telephone number, including area code, of agent for service)
                        _______________________________
                        CALCULATION OF REGISTRATION FEE



-----------------------------------------------------------------------------------------------------------
                                         Proposed maximum      Proposed maximum
Title of securities     Amount to be     offering price per    aggregate offering        Amount of
to be registered        registered             unit*                 price            registration fee
-----------------------------------------------------------------------------------------------------------
Common Stock            2,500,000        $ 32.41               $ 81,025,000           $ 23,902
without
par value
-----------------------------------------------------------------------------------------------------------

*Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(c)

This Registration Statement relates to Registration Statement No. 33-51183 and is being filed pursuant to General Instruction E of Form S-8 in order to register additional securities of the same class as other securities for which a Registration Statement filed on this form relating to the same employee benefit plan is effective except that the name of the employee benefit plan has been changed from the Alco Standard Corporation Partners' Stock Purchase Plan to the IKON Office Solutions, Inc. Partners' Stock Purchase Plan.

     On November 24, 1993, the Registrant filed a Registration Statement on Form S-8, Registration Statement No. 33-51183, to register 1,000,000 shares of
Common Stock which were issuable under the Registrant's Partners' Stock Purchase Plan. The contents of Registration Statement No. 33-51183 are incorporated by reference in the Registration Statement, except that the name of the plan has been changed from the Alco Standard Corporation Partners' Stock Purchase Plan to the IKON Office Solutions, Inc. Partners' Stock Purchase Plan (the "Partners' Stock Purchase Plan"). The Registrant is now filing this separate Registration Statement to register an additional 2,500,000 shares of common stock which may be issued under the Partners' Stock Purchase Plan.


Item 8.  Exhibits
-----------------

      (5)     Opinion of Ballard Spahr Andrews & Ingersoll, LLP re:
              legality.

      (23)    Consent of Independent Auditors.

      (24)    Powers of Attorney.

      (24.1)  Certified resolutions regarding Powers of Attorney.

      (99) IKON Office Solutions, Inc. Partners' Stock Purchase Plan, filed as Exhibit 10.21 to the Registrant's Form 10-K for the fiscal year ended September 30, 1997, is incorporated herein by reference.

                                   SIGNATURES

THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Malvern, Pennsylvania, on the 11th day of March, 1998.


                                    IKON OFFICE SOLUTIONS, INC.



Date:  March 11, 1998                        By:  /s/ Michael J. Dillon
                                            ------------------------------------
                                                 (Michael J. Dillon)
                                                 (Vice President and Controller)
                                                 (Principal Accounting Officer)


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                        Title                          Date
---------                        -----                          ----

*JOHN E. STUART                Chairman, Chief Executive        March 11, 1998
---------------------------
  (John E. Stuart)             Officer, President and a
                               Director
                               (Principal Executive Officer)

*KURT E. DINKELACKER           Executive Vice President,        March 11, 1998
---------------------------
  (Kurt E. Dinkelacker)        Chief Financial Officer
                               and a Director
                               (Principal Financial Officer)

/s/ Michael J. Dillon          Vice President and Controller    March 11, 1998
---------------------------
  (Michael J. Dillon)          (Principal Accounting Officer)

*JAMES R. BIRLE                Director                         March 11, 1998
---------------------------
  (James R. Birle)

*PHILIP E. CUSHING             Director                         March 11, 1998
---------------------------
  (Philip E. Cushing)

*WILLIAM F. DRAKE, JR.         Vice Chairman, General           March 11, 1998
---------------------------
  (William F. Drake, Jr.)      Counsel and a Director

*FREDERICK S. HAMMER           Director                         March 11, 1998
---------------------------
  (Frederick S. Hammer)

     Signature                       Title                       Date
     ---------                       -----                       ----

*BARBARA BARNES HAUPTFUHRER          Director                    March 11, 1998
------------------------------
  (Barbara Barnes Hauptfuhrer)

*RICHARD A. JALKUT                   Director                    March 11, 1998
------------------------------
  (Richard A. Jalkut)


*By his signature set forth below, Michael J. Dillon, pursuant to duly executed Powers of Attorney duly filed with the Securities and Exchange Commission, has signed this Registration Statement on behalf of the persons whose signatures are printed above, in the capacities set forth opposite their respective names.


/s/ Michael J. Dillon                                            March 11, 1998
------------------------------
    (Michael J. Dillon)

                               INDEX TO EXHIBITS

Exhibit
Number    Exhibits
-------   --------
(5)       Opinion of Ballard Spahr Andrews & Ingersoll, LLP re:  legality.
(23)      Consent of Independent Auditors.
(24)      Powers of Attorney.
(24.1)    Certified resolutions regarding Powers of Attorney.
(99)      IKON Office Solutions, Inc. Partners' Stock Purchase Plan, filed as
          Exhibit 10.21 to the Registrant's Form 10-K for the fiscal year ended September 30, 1997, is incorporated herein by reference.